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                                                                   EXHIBIT 99(c)

            REAL ESTATE OPTION AND RIGHT OF FIRST REFUSAL AGREEMENT
            -------------------------------------------------------

     THIS REAL ESTATE OPTION AND RIGHT OF FIRST REFUSAL AGREEMENT (this "Agreement") is made as of the 27th day of February, 1998 by and between HOWARD
S. LEIGHT, a married man as his sole and separate property ("Seller"), and BACOU USA SAFETY, INC., a Delaware corporation ("Buyer").

                                   WITNESSETH:

     WHEREAS, Seller is the owner of certain real property situated on Waterville Road, San Diego, California, as more particularly described on EXHIBIT A attached hereto (the "Property"); and

     WHEREAS, pursuant to Section 9.15 of that certain Asset Purchase Agreement dated as of December 31, 1997 by and between Buyer and Howard S. Leight & Associates, Inc., a California corporation doing business as Howard Leight Industries, Inc., as amended, Seller has agreed to grant to Buyer the right and option to purchase the Property on the terms and conditions as are hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing recitals and the covenants and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.   OPTION TO PURCHASE.

     Seller hereby grants to Buyer the exclusive and irrevocable right and option (the "Option") to purchase the Property for the Option Purchase Price (as defined below). The term of the Option shall commence at 9:00 a.m. local time on December 15, 1999 and shall expire at 5:00 p.m. local time on December 15, 2002. The Option granted herein shall be exercised, if at all, by giving notice (the "Option Notice") in accordance with Section 15 hereof at any time during the term of the Option. Such notice shall specify a closing date not later than ninety (90) days from the date of the Option Notice. If the Option is not exercised in accordance with its terms during the term hereof, then the Option and the rights of Buyer hereunder shall automatically and immediately terminate without notice.

     The purchase price for the Property (the "Option Purchase Price") shall be an amount which is mutually acceptable to Seller and Buyer. If Seller and Buyer cannot agree on the Option Purchase Price after negotiating in good faith within thirty (30) days of the date of the Option Notice, then Buyer and Seller shall each select an appraiser who shall select a third appraiser who shall be a real estate appraiser with at least five (5) years' experience appraising real property in San Diego County and the three appraisers shall determine the fair market value of the Property as of the date of the Option Notice (the "Option Date Fair Market Value"). The Option Purchase Price shall be equal to the greater of (a) Seven Hundred Fifty Thousand Dollars ($750,000) or (b) the Option Date Fair Market Value.


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     2.   RIGHT OF FIRST REFUSAL.

     If at any time from the date hereof through December 15, 2002, Seller receives an offer from a third party to purchase the Property and such offer is acceptable to Seller, Seller shall so notify Buyer and provide Buyer with a statement (the "Offer Statement") as to all of the terms of such offer, including, without limitation, the purchase price which shall be payable in full in cash at the closing (as hereinafter defined) (the "Purchase Offer"). Buyer shall then have sixty (60) days from the date on which Buyer receives the Offer Statement (the "Exercise Period") to exercise its right to purchase the Property on the terms and conditions set forth in the Purchase Offer by delivering written notice (the "Notice of Purchase") to Seller setting forth the date, time and location of the Closing, said Closing to take place no later than ninety
(90) days after delivery of the Notice of Purchase. If Buyer fails to deliver the Notice of Purchase to Seller within the Exercise Period, then Seller shall thereafter be free to sell the Property without restriction for a period of one-hundred eighty (180) days for a purchase price greater than or equal to the purchase price specified in the Purchase Offer and paid in full in cash at the Closing. If Seller sells the Property within such one-hundred eighty (180) day period for a purchase price greater than or equal to the purchase price specified in the Purchase Offer paid in full in cash at the closing, then the provisions of Section 1 hereof and this Section shall be null and void. If Seller does not sell the Property within such one-hundred eighty (180) day period for a purchase price greater than or equal to the purchase price specified in the Purchase Offer and paid in full in cash at the closing, then the provisions of Section 1 hereof and this Section s shall remain applicable to all future offers to purchase the Property.

     3.   AGREEMENT OF PURCHASE AND SALE.

     If Buyer exercises the Option or its right to purchase the Property under
Section 2 hereof, then this Agreement shall constitute a purchase and sale contract with respect to the Property and Seller hereby agrees to convey the Property to Buyer, and Buyer hereby agrees to purchase the Property, upon the terms and conditions herein set forth.

     In connection with the exercise of the Option, Buyer agrees to cooperate with Seller in obtaining in arranging a like kind exchange and agrees to cooperate with Seller in attempting to mitigate any materially adverse tax consequences to Seller (other than normal capital gain or income taxes).

     4.   CLOSING.

     The closing (the "Closing") of any purchase and sale of the Property pursuant to the terms of this Agreement shall take place at 10:00 a.m. local time in the offices of Chicago Title Insurance Company or another reputable title company located in San Diego, California on the date and at the time specified by Buyer pursuant to Section 1 or Section 2 hereof, or at another date, time and location mutually agreeable to Buyer and Seller. At the Closing, both Seller and Buyer shall execute or deliver any and all documents or other instruments reasonably requested by the other party in order to effectuate the purchase and sale of the Property.



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     5.   TITLE.

     At the Closing, Seller shall convey good, clear, record and marketable fee simple title to the Property to Buyer, or Buyer's nominee, by a grant deed in form and substance satisfactory to Buyer, free and clear of all liens, encumbrances and other title matters except for covenants, easements and restrictions of record as of the date hereof as set forth on EXHIBIT B attached hereto and to the lien of any real estate taxes or assessments not then due and payable excepting restrictions and assessments which may be placed against the Property over the objection of Seller. Title shall be insurable at regular rates, at Buyer's expense, by a title company authorized to do business in the State of California selected by Buyer.

     6.   CONDITION OF PROPERTY.

     Possession of the Property, free of all tenants and occupants (other than Buyer), shall be delivered by Seller to Buyer at Closing and the Property shall be then in the same condition in which it is now. Seller shall not construct or alter any improvements on the Property without the prior written consent of Buyer.

     7.   RIGHT TO ENTER PROPERTY.

     Seller agrees to permit Buyer and Buyer's agents at Buyer's cost to enter into and examine the Property and conduct investigations thereon, including without limitation, surveys, environmental site assessments and soil tests, at reasonable times during business hours upon at least five (5) business days prior written notice to Seller. Buyer shall repair any damage to the Property caused by such activities and Buyer agrees to indemnify Seller from any losses or expenses arising out of such activities by Buyer or Buyer's agents.

     8.   EXTENSION OF TIME.

     If Seller shall be unable to give title or to make conveyance, or to deliver possession of the Property, all as herein stipulated, or if at the time of Closing the Property does not conform with the provisions hereof, then Seller shall use Seller's best efforts to (i) remove any defects in title, (ii) deliver possession as provided herein, and (iii) make the Property conform to the provisions hereof, as the case may be, in which event the time for performance shall be extended for a period to be designated by Buyer in writing, but in no event more than sixty (60) days.

     9.   FAILURE OF TITLE OR CONDITION.

     If at the expiration of the extended time Seller shall have failed so to remove any defects in title, deliver possession, or make the Property conform, as the case may be, all as herein agreed, then at Buyer's election, exercisable by written notice to Seller within five (5) days after the expiration of the extended period, (i) this Agreement shall be canceled and void, or (ii) Buyer shall have the right to purchase the Property, paying for the Property the full stated Option Purchase Price, all subject, however, to the provisions of Section 11 hereof.



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     10.  BUYER'S RIGHT TO CLOSE NOTWITHSTANDING DEFECTS, ETC.

     Buyer shall have the election, at either the original or any extended time for performance, to accept such title as Seller can deliver to the Property in its then condition and to pay therefore the Option Purchase Price without deduction, in which case Seller shall convey such title, but without warranties against such defects. Acceptance of a deed and possession by Buyer shall be a full and complete discharge of all obligations of Seller hereunder except such as are, by the terms hereof, to be performed after Closing.

     11.  USE OF PURCHASE PRICE TO CLEAR TITLE.

     To enable Seller to make conveyance as herein provided, Seller may, and if necessary shall, at the time of delivery of the deed, use the purchase money, or any part thereof, to clear the title of any or all encumbrances or interests which are to be discharged, removed or eliminated by the terms hereof, provided that all instruments so procured are recorded simultaneously with the delivery of the deed.

     12.  ADJUSTMENTS.

     Real estate taxes and assessments shall be apportioned as of Closing as though such taxes were assessed for the fiscal year in which Closing takes place; provided that in the event the amount of such taxes is not known as of Closing, adjustment at Closing shall be made on the basis of the taxes assessed for the previous fiscal year and the parties shall make another adjustment, if necessary, promptly when the amount of such taxes is known. All water and sewer charges, owner's association fees, all fire district and any other governmental assessments shall be apportioned as of Closing. Buyer shall pay all escrow fees, closing fees and title insurance charges.

     13.  BROKER.

     Seller and Buyer each represent that each has dealt with no broker and that they will each indemnify and save the other harmless against any and all claims for a broker's commission on account of any misrepresentation contained in this Section.

     14.  NOTICES.

     Any notice, demand, payment or other communication required or permitted to be given by any provision of this Agreement, shall be deemed to be sufficiently given or served when delivered or sent by registered or certified mail addressed as follows:

          To Seller:

               Mr. Howard S. Leight
               6000 Cavalleri Road
               Malibu, California  90265



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          with a copy to:

               Murray D. Fischer, Esq.
               433 North Camden Drive, Suite 888
               Beverly Hills, California  90210

          To Buyer:

               Bacou USA Safety, Inc.
               c/o Bacou USA, Inc.
               10 Thurber Boulevard
               Smithfield, Rhode Island  02917
               Attention:  Philip B. Barr, Jr., Esq.

          with a copy to:

               Edwards & Angell
               2700 Hospital Trust Tower
               Providence, RI  02903
               Attention:  Richard M.C. Glenn, III, Esq.

     15.  TIME OF ESSENCE.

     Time shall be of the essence of this Agreement.

     16.  WAIVER.

     No waiver of any breach or default of this Agreement by either party hereto shall be considered to be a waiver of any other breach or default of this Agreement.

     17.  ENTIRE AGREEMENT.

     This Agreement contains the entire agreement between the parties hereto, and supersedes any prior written or oral agreement between said parties concerning the subject matter contained herein. There are no representations, agreements, arrangements or understandings, oral or written between and among the parties hereto, relating to the subject matter contained in this Agreement, which are not fully expressed herein. This Agreement can be modified or rescinded only by a writing expressly referring to this Agreement and signed by the parties hereto.

     18.  CAPTION HEADINGS.

     Captions at the beginning of each numbered section of this Agreement are solely for the convenience of the parties and shall not be deemed part of the context of this Agreement.



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     19.  RECORDING.

     The parties hereto agree to execute and deliver a notice of this Agreement for recording.

     20.  GOVERNING LAW.

     The validity, interpretation, construction and performance of this Agreement shall be controlled by and construed under the laws of the State of California.

     21.  SUCCESSORS AND ASSIGNS.

     This Agreement shall be binding on and shall inure to the benefit of Buyer and Seller and their respective heirs, representatives, successors and assigns. This Agreement may be assigned by Buyer without the prior written consent of Seller.

     22.  CLEARING OF TITLE.

     After the expiration of the term of the Option or the sale of the Property to a third party in compliance with Section 2 above, upon receipt by Buyer of ten (10) days written notice from Seller, Buyer shall provide to Seller within said ten (10) day period a quitclaim deed to the Property and/or other reasonable documentation requested by Seller or a title insurer to clear the Property of this Agreement. Buyer's failure to provide such documentation shall entitle Seller to recover from Buyer all damages suffered by Seller due to Buyer's failure to provide such documentation, including, but not limited to consequential and lost profits damages arising out of the loss of the sale of the Property to a third party.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.


                                  Seller:
                                               /s/ Howard S. Leight
                                  ----------------------------------------------
                                                   Howard S. Leight


                                  Buyer:

                                  BACOU USA SAFETY, INC.


                                  By /s/ W. Stepan
                                    --------------------------------------------
                                      Print Name  W. STEPAN
                                                 -------------------------------
                                      Title  PRESIDENT
                                            ------------------------------------



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                                    EXHIBIT A

                                LEGAL DESCRIPTION


LOT 5 OF BROWN FIELD BUSINESS PARK, UNIT NO. 1, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 12279, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 14, 1988.




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                                    EXHIBIT B

                                  TITLE MATTERS


     1. Instrument regarding Otay Mesa Road Assessment District No. 3987 recorded April 5, 1983 as File No. 83-108222 and April 12, 1985 as File No. 85-133627, both of Official Records of the Office of the County Recorder of San Diego County.

     2. Instrument regarding Otay Mesa Reorganization District No. RO83-18 recorded March 14, 1985 as File No. 85-086495 of Official Records of the Office of the County Recorder of San Diego County.

     3.   Avigation Easement shown on Map of 12279.

     4.   Flood Storage Easement shown on Map of 12279.

     5. Agreement dated December 12, 1988 by and between The City of San Diego and Turnberry Associates recorded February 14, 1989 as File No. 89-076677 of Official Records of the Office of the County Recorder of San Diego County.

     6. Declaration of Covenants, Conditions and Restrictions for Brown Field Business Park recorded August 14, 1989 as File No. 89-434301 of Official Records of the Office of the County Recorder of San Diego County.

     7. Encroachment Removal Agreement between The City of San Diego and Brown Field Business Park Owner's Association recorded September 14, 1989 as File No. 89-496282 of Official Records of the Office of the County Recorder of San Diego County.